PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2023
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT
ACCOUNTING POLICY
The following accounting policy applies to property, plant and equipment excluding right-of-use assets. Our accounting policy for right-of-use assets is included in note 9.

Recognition and measurement, including depreciation
We measure property, plant and equipment upon initial recognition at cost and begin recognizing depreciation when the asset is ready for its intended use. Subsequently, property, plant and equipment is carried at cost less accumulated depreciation and accumulated impairment losses.

Cost includes expenditures (capital expenditures) that are directly attributable to the acquisition of the asset. The cost of self-constructed assets includes:
•the cost of materials and direct labour;
•costs directly associated with bringing the assets to a working condition for their intended use;
•expected costs of decommissioning the items and restoring the sites on which they are located (see note 22); and
•borrowing costs on qualifying assets.

We depreciate property, plant and equipment over its estimated useful life by charging depreciation expense to net income as follows:

Asset	Basis	Estimated useful life
Buildings	Diminishing balance	15 to 40 years
Cable and wireless network	Straight-line	3 to 40 years
Computer equipment and software	Straight-line	4 to 10 years
Customer premise equipment	Straight-line	3 to 6 years
Leasehold improvements	Straight-line	Over shorter of estimated useful life or lease term
Equipment and vehicles	Diminishing balance	3 to 20 years

We calculate gains and losses on the disposal of property, plant and equipment by comparing the proceeds from the disposal with the item's carrying amount and recognize the gain or loss in net income.

We capitalize development expenditures if they meet the criteria for recognition as an asset and amortize them over their expected useful lives once the assets to which they relate are available for use. We expense research expenditures, maintenance costs, and training costs as incurred.

Impairment testing, including recognition and measurement of an impairment charge
See "Impairment Testing" in note 10 for our policies relating to impairment testing and the related recognition and measurement of impairment charges. The impairment policies for property, plant and equipment are similar to the impairment policies for intangible assets with finite useful lives.

ESTIMATES
Components of an item of property, plant and equipment may have different useful lives. We make significant estimates when determining depreciation rates and asset useful lives, which require taking into account company-specific factors, such as our past experience and expected use, and industry trends, such as technological advancements. We monitor and review residual values, depreciation rates, and asset useful lives at least once a year and change them if they are different from our previous estimates. We recognize the effect of changes in estimates in net income prospectively.

We use estimates to determine certain costs that are directly attributable to self-constructed assets. These estimates primarily include certain internal and external direct labour, overhead, and interest costs associated with the acquisition, construction, development, or betterment of our networks.

Furthermore, we use estimates as described in note 10 in determining the recoverable amount of property, plant and equipment.

JUDGMENTS
We make significant judgments in choosing methods for depreciating our property, plant and equipment that we believe most accurately represent the consumption of benefits derived from those assets and are most representative of the economic substance of the intended use of the underlying assets.
DETAILS OF PROPERTY, PLANT AND EQUIPMENT
The tables below summarize our property, plant and equipment as at December 31, 2023 and 2022.

(In millions of dollars)	Land and buildings	Cable and wireless networks	Computer equipment and software	Customer premise equipment	Leasehold improvements	Equipment and vehicles	Construction in process	Total owned assets	Right-of- use assets (note 9)	Total property, plant and equipment
Cost
As at January 1, 2023	1,283	23,110	6,992	2,097	711	1,312	1,706	37,211	2,928	40,139
Additions and transfers	108	2,377	868	259	39	106	285	4,042	751	4,793
Acquisitions from business combinations (note 3)	308	5,946	370	640	78	99	273	7,714	328	8,042
Disposals and other	(252)	(934)	(299)	7	(11)	(66)	—	(1,555)	(263)	(1,818)
As at December 31, 2023	1,447	30,499	7,931	3,003	817	1,451	2,264	47,412	3,744	51,156

Accumulated depreciation
As at January 1, 2023	567	14,949	5,079	1,748	390	955	—	23,688	877	24,565
Depreciation	55	1,918	810	402	66	80	—	3,331	371	3,702
Disposals and other	(148)	(827)	(299)	(77)	(9)	(18)	—	(1,378)	(65)	(1,443)
As at December 31, 2023	474	16,040	5,590	2,073	447	1,017	—	25,641	1,183	26,824

Net carrying amount
As at January 1, 2023	716	8,161	1,913	349	321	357	1,706	13,523	2,051	15,574
As at December 31, 2023	973	14,459	2,341	930	370	434	2,264	21,771	2,561	24,332

(In millions of dollars)	Land and buildings	Cable and wireless networks	Computer equipment and software	Customer premise equipment	Leasehold improvements	Equipment and vehicles	Construction in process	Total owned assets	Right-of- use assets (note 9)	Total property, plant and equipment
Cost
As at January 1, 2022	1,241	22,307	6,607	1,955	680	1,253	1,330	35,373	2,626	37,999
Additions and transfers	44	1,657	729	165	34	70	376	3,075	451	3,526
Acquisitions from business combinations	—	10	—	—	—	—	—	10	—	10
Disposals and other	(2)	(864)	(344)	(23)	(3)	(11)	—	(1,247)	(149)	(1,396)
As at December 31, 2022	1,283	23,110	6,992	2,097	711	1,312	1,706	37,211	2,928	40,139

Accumulated depreciation
As at January 1, 2022	531	14,642	4,682	1,604	353	880	—	22,692	641	23,333
Depreciation	36	1,170	739	210	40	86	—	2,281	274	2,555
Disposals and other	—	(863)	(342)	(66)	(3)	(11)	—	(1,285)	(38)	(1,323)
As at December 31, 2022	567	14,949	5,079	1,748	390	955	—	23,688	877	24,565

Net carrying amount
As at January 1, 2022	710	7,665	1,925	351	327	373	1,330	12,681	1,985	14,666
As at December 31, 2022	716	8,161	1,913	349	321	357	1,706	13,523	2,051	15,574

During 2023, we recognized capitalized interest on property, plant and equipment at a weighted average rate of approximately 4.8% (2022 - 4.3%).
Annually, we perform an analysis to identify fully depreciated assets that have been retired from active use. In 2023, this resulted in an adjustment to cost and accumulated depreciation of $1,167 million (2022 - $1,209 million). The disposals had nil impact on the Consolidated Statements of Income.

ASSETS HELD FOR SALE
As at December 31, 2023, we have classified certain land and building assets with a net book value totaling $137 million as “assets held for sale” on our Consolidated Statement of Financial Position. The assets are held as “Corporate” assets. We expect to complete the sales of these assets during 2024.